HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-151805             HV-6776   Premier Innovations(SM)

Supplement dated June 4, 2010 to your Prospectus

FUND CLOSURES:

The R4 share class of the Funds listed below is closed to Contracts issued on or after June 11, 2010.  For Contracts issued prior to June 11, 2010, Plan Participants may continue to hold, buy, sell or exchange their existing Class R4 shares, provided that the Fund was available to and selected by the Contract Owner prior to June 11, 2010.

Fund Share Class Closure

The Hartford Total Return Bond Fund — Class R4

The Hartford Money Market Fund — Class R4

The Hartford Small Company Fund- Class R4

The Hartford Dividend and Growth Fund — Class R4

The Hartford Global Health Fund — Class R4

The Hartford Growth Opportunities Fund — Class R4

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.